Filed Pursuant to Rule 497
Registration No. 333-176182

VII Peaks Co-Optivist TM Income BDC II, Inc.

Supplement No. 1 dated August 11, 2014

to

Prospectus dated July 29, 2014

This Supplement No. 1 contains information which amends, supplements or modifies certain information contained in the Prospectus of VII Peaks Co-Optivist TM Income BDC II, Inc. (the “ Company ”) dated July 29, 2014 (the “ Prospectus ”).

You should carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On August 8, 2014, the pricing committee of our board of directors approved a decrease to our public offering price from $10.15 per share to $10.00 per share. This decrease will become effective with the semi-monthly closing scheduled to occur on or about August 15, 2014. The decision to reduce the offering price was made as a result of a recent reduction in the net asset value per share of the Company’s common stock, which primarily resulted from unrealized depreciation in the market value of certain investments in the August 6, 2014 valuation of Company investments for the pricing committee. The reduction secondarily was a result of distributions made to date in excess of net investment income.

Distributions

We expect to reduce the amount of our semi-monthly distributions from $0.031084 per share to $0.030625 per share, beginning with the distribution payable on August 29, 2014 to stockholders of record on August 14, 2014. The change will be made to keep our distribution rate as a percentage of the offering price constant at 7.35% per annum.

Resignation of Director

On August 8, 2014, James L. Nelson resigned as a director. Mr. Nelson was not on any committees of the board.